UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08397


                       THE MARSICO INVESTMENT FUND
               (Exact name of registrant as specified in charter)


          1200 17th Street, Suite 1600
          Denver, CO                                       80202
         (Address of principal executive offices)       (Zip code)


                             Christopher J. Marsico
                           The Marsico Investment Fund
                          1200 17th Street, Suite 1600
                                Denver, CO 80202
                     (Name and address of agent for service)

                                   Copies to:
                             Sander M. Bieber, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006


Registrant's telephone number, including area code:                (303)454-5600


Date of fiscal year end: September 30


Date of reporting period: September 30, 2005


Item 1 - Reports to Stockholders.

[IMAGE]

COMMITMENTS

ANNUAL REPORT
SEPTEMBER 30, 2005

[LOGO]
MARSICO FUNDS

HELPING YOU APPRECIATE LIFE

THE INVESTMENTS WE VALUE MOST CANNOT BE FOUND WITHIN A PORTFOLIO.

BY TAKING AN INSPIRED APPROACH TO INVESTING AND FOCUSING ON LONG-TERM RESULTS, WE CAN ALL START EXPERIENCING MORE OF WHAT MATTERS MOST IN LIFE.

LIFE ITSELF.

OCTOBER 2005

DEAR SHAREHOLDER:

Enclosed is your fiscal year 2005 annual report for the Marsico Investment Fund encompassing the one-year period from October 1, 2004 - September 30, 2005. Stock prices worldwide were quite strong overall during this period, as the most widely watched US benchmark equity indexes experienced significant positive returns, and international equity performance results were even better.

The purpose of this report is to provide a retrospective for the Funds' investment results for fiscal year 2005 by discussing the main factors that impacted performance - sector positioning, industry allocations, and stock selection - as compared to the Funds' benchmark indexes. Certain sector or industry classifications used in this letter may be broader than those used elsewhere in this annual report. For our updated thoughts regarding the market environment and our overall investment outlook, please refer to the quarterly shareholder update dated October 2005 that is available on the Funds' website www.marsicofunds.com.
--------------------

TABLE OF CONTENTS
Investment Review for Focus Fund and Growth Fund                 4

MARSICO FOCUS FUND
Fund Overview                                                    8
Schedule of Investments                                          9
Statement of Assets and Liabilities                             10
Statement of Operations                                         10
Statements of Changes in Net Assets                             11
Financial Highlights                                            12

MARSICO GROWTH FUND
Fund Overview                                                   13
Schedule of Investments                                         14
Statement of Assets and Liabilities                             16
Statement of Operations                                         16
Statements of Changes in Net Assets                             17
Financial Highlights                                            18

MARSICO 21ST CENTURY FUND
Investment Review for 21st Century Fund                         19
Fund Overview                                                   21
Schedule of Investments                                         22
Statement of Assets and Liabilities                             24
Statement of Operations                                         24
Statements of Changes in Net Assets                             25
Financial Highlights                                            26


MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review for International Opportunities Fund          27
Fund Overview                                                   30
Schedule of Investments                                         31
Statement of Assets and Liabilities                             33
Statement of Operations                                         33
Statements of Changes in Net Assets                             34
Financial Highlights                                            35

NOTES TO FINANCIAL STATEMENTS                                   36

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM                                          41

EXPENSE EXAMPLE                                                 42

OTHER INFORMATION                                               43

TRUSTEE AND OFFICER INFORMATION                                 44

MARSICO FOCUS FUND & MARSICO GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO (UNAUDITED)

I am pleased to report that both the Focus Fund and Growth Fund outperformed their primary benchmark index for the one-year period ended September 30, 2005. The Focus Fund posted a total return of 17.67% and the Growth Fund returned 13.42% for this period. By comparison, the S&P 500(R) Index - which we consider to be the Funds' primary equity benchmark - had a total return of 12.25% for the one-year period ended September 30, 2005. The Funds reached 7-3/4 years of operating history as of the end of September. Please see the Funds' overviews for more detailed information about each Fund's longer-term performance for various periods ended September 30, 2005. The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)
--------------------

In assessing the Funds' performance over the past year, it is interesting to "decompose" the S&P 500(R) Index's return. Much of the Index's 12%-plus gain for the reporting period was achieved in the fourth calendar quarter of 2004, when it rose by about 9%. In the first nine months of calendar year 2005, the investment landscape seemed to shift. Over that nine-month time frame, the S&P 500(R) Index was able to eke out a gain of less than 4%. US equities generally seemed to have been stalled by a variety of concerns through the first nine months of calendar year 2005. These included higher energy prices, higher inflation expectations, a possible slowdown in consumer spending, and growing unease about rising housing markets.

In the past year, there were a few interesting aspects of the US and international equity markets:

     o In the large-capitalization equity arena, "value" stocks outperformed "growth" stocks. The Russell 1000 Value Index, which is intended to provide a representation of the performance of major companies whose stocks trade at relatively low valuations, had a total one-year return of 17.69% for the period ended September 30, 2005. The Russell 1000 Growth Index, which is intended to be a proxy for the performance of large-capitalization growth-oriented companies, had a total one-year return of 11.60% over the same period. Much of the differential between the two investment styles was attributable to the higher weighting of energy-related companies in the value index. As discussed later, the S&P 500(R) Index's Energy sector had a return of nearly 50% for the one-year period ended September 30, 2005.

     o Medium- and small-capitalization stocks outperformed large capitalization stocks for the one-year period ended September 30, 2005. The largest-sized companies, as represented by the performance of the Russell Top 50 Index, had a return of 7.31%. The Russell Mid-Cap Index, which is intended to provide a representation for the performance of medium-sized companies, had a return of 25.10%. The Russell 2000 Index, a proxy for the performance of small-sized companies, gained 17.95%.

     o Non-US stocks were "the place to be" last year. The MSCI EAFE Index had a total return of (US$) 25.79%. Results in "emerging" markets were even better.

At the economic sector level, gains over the full one-year period were widespread. All 10 Global Industry Classification Standard industry sectors ("GICS") that comprise the S&P 500(R) Index had a positive return. As is often the case, there was a considerable range of results; the "spread" between the top- and bottom-performing sectors was more than 45%. Energy, which soared by 48%, was the top-performing sector in the S&P 500(R) Index for the one-year period ended September 30, 2005. Other sectors that generated strong returns included Utilities (+39%), Information Technology (+13%), and Health Care (+10%). Several sectors had relatively modest gains, including Materials (+2%) and Telecommunications Services (+2%).

At an industry group level, there also was quite a bit of variance in returns. Several industries, quite diverse in nature, had robust gains. These included Real Estate (+29%), Semiconductors and Semiconductor Equipment (+26%), Health Care Equipment and Services (+24%), and Food, Beverage & Tobacco (+21%). There were not many areas "in the red" last year. One exception was Automobiles & Components (-21%), which struggled due to a variety of industry-wide issues.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance differs at times, however, because the Focus Fund invests in a relatively more concentrated portfolio of securities while the Growth Fund holds some positions that are not present in the Focus Fund. (2)

Following is a synopsis of each Fund's investment results for the fiscal year:

FOCUS FUND

The Focus Fund's outperformance for the one-year period ended September 30, 2005 (as compared to the S&P 500(R) Index) was attributable to several factors:


     o Health Care - Two of the Fund's largest individual positions - Genentech and UnitedHealth Group - gained 61% and 52%, respectively, over the reporting period. (3)

     o Diversified Financials - The Fund's positions in this industry group had a collective return of 32% in fiscal year 2005. Two of the Fund's holdings, Chicago Mercantile Exchange (+95%) and Goldman Sachs Group (+32%) were among the Fund's largest individual performance contributors taking into account their price returns and average position sizes in the Fund.

     o Information Technology - The Fund's results were helped by stock selection in two industry groups within this sector. In the Hardware & Equipment area, Apple Computer had a price return of 42% prior to being sold and QUALCOMM gained 16%. Google, which is classified officially as a Technology Software & Services company, rose 45%.

     o    Utilities - TXU Corporation gained 90%.

     o    Capital Goods - Caterpillar posted a gain of 49%.

     o Media - The Fund's underweighted posture in this industry contributed materially to overall investment results. Media, which eked out a modest gain of 2% in the benchmark index, was among the weaker-performing industry groups last year.

The main areas that detracted materially from the Fund's performance over the past year were our stock selection in the Consumer Services industry group (particularly the hotel/casino operators and leisure-related holdings), an underweighted posture in the Energy sector, and select holdings in the Banks industry (most notably Countrywide Financial Corporation).

MARSICO FOCUS FUND & MARSICO GROWTH FUND

GROWTH FUND

The Growth Fund shared some of the Focus Fund's performance characteristics for the one-year period ended September 30, 2005. Sectors and industry groups such as Health Care, Utilities, Diversified Financials, Capital Goods, and Technology Software & Services were significant value-added contributors, as was an underweighted posture in the Media industry, which was among the weaker-performing areas of the market. In addition, the Growth Fund benefited significantly from many of its homebuilding-related positions. Several of these factors are discussed below in a bit more detail:

     o Health Care - Stock selection in this industry group was a significant positive contributor to performance. In particular, biotechnology company Genentech gained 61% during the reporting period and health care services provider UnitedHealth Group rose 52%. (3)

     o Diversified Financials - Chicago Mercantile Exchange (+105%), SLM Corporation (+22%), Merrill Lynch & Co. (+18% prior to being sold), and Lehman Brothers Holdings (+18%) were among the Fund's better-performing individual holdings.

     o Homebuilding - A variety of the Fund's homebuilding stocks had strong stock price performance, including KB Homes (+80%), MDC Corp. (+42%), Toll Brothers (+35%), and Lennar Corp. (+27%). In a related vein, home improvement retailer Lowe's Cos. (+19%) also had solid performance.

     o    Capital Goods - Caterpillar posted a gain of 49%.

     o    Technology Software & Services - Google had a return of 47%.

     o    Utilities - TXU Corporation had a return of 49%.

The primary negative performance factors for the Growth Fund for the one-year period ended September 30, 2005 were similar to those impacting the Focus Fund. They included:

     o An underweighted posture in Energy - The Fund did not have any direct positions in the Energy sector. As discussed earlier, Energy (+48% return) was the strongest-performing sector in the S&P 500(R) Index for the one-year period ended September 30, 2005. The Fund sustained a substantial "opportunity cost" because of our decision to not invest significantly in this sector.

     o Stock selection in the Consumer Services industry - As in the case of the Focus Fund, stock selection in this industry group adversely impacted the Growth Fund's fiscal year performance. Specific individual holdings that materially impacted performance included Wynn Resorts (-13%) and Four Seasons Hotels (-10%).

     o Information Technology - The Growth Fund did not benefit as much as the Focus Fund from investments in this sector, particularly in the Hardware & Equipment industry where the Fund held several positions that did not perform particularly well and were sold. These included Dell Computer (0%), L M Ericsson (-7%), Adobe Systems (-16%), and Cisco Systems (-5%). The Fund did have positions in QUALCOMM and Apple Computer which performed well in terms of overall returns. However, the Growth Fund's average position size in QUALCOMM was less than that in the Focus Fund, which mitigated some of its positive return impact. Apple Computer (+24%) was held for a different period of time than in the Focus Fund, and also was a somewhat smaller-sized position in the Growth Fund. As a result it did not have the same degree of positive impact on the Growth Fund as it did on the Focus Fund.

FISCAL YEAR-END INVESTMENT POSTURE

As of September 30, 2005 the Funds' primary economic sector allocations were in Health Care, Consumer Discretionary, Financials, Industrials, and Information Technology. The Funds had little or no exposure in areas such as Materials and Telecommunications Services.



Sincerely,

THOMAS F. MARSICO
PORTFOLIO MANAGER



(1) A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information.

(2) Because the Focus Fund may hold securities of fewer issuers than other diversified funds, the Fund is more exposed to individual stock volatility than funds investing in a larger number of securities.

(3) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or industries mentioned in this letter.

MARSICO FOCUS FUND

FUND OVERVIEW SEPTEMBER 30, 2005

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

   PERFORMANCE COMPARISON

                                        One Year            Five Year Average Annual       Average Annual Since Inception
                                    (10/1/04-9/30/05)           (10/1/00-9/30/05)                (12/31/97-9/30/05)
Marsico Focus Fund                       17.67%                      (2.48)%                           9.07%
S&P 500(R) Index                           12.25%                      (1.49)%                           4.67%


   NET ASSETS                                        GROWTH OF $10,000(1)

                                                     [CHART]
9/30/05                      $3,740,190,839                             Focus            S&P 500
                                                     ---------------------------------------------
   NET ASSET VALUE
                                                     31-Dec-97          10,000            10,000
Net Asset Value Per Share    $17.45                  31-Mar-98          12,310            11,395
                                                     30-Sep-98          12,360            10,600
   TOP FIVE HOLDINGS                                 31-Mar-99          17,030            13,498
                                                     30-Sep-99          17,430            13,548
UnitedHealth Group, Inc.       8.05%                 31-Mar-00          23,542            15,920
Genentech, Inc.                7.33                  30-Sep-00          22,210            15,347
Lowe's Companies, Inc.         5.43                  31-Mar-01          15,692            12,469
The Procter & Gamble Co.       5.42                  30-Sep-01          13,733            11,262
Caterpillar, Inc.              5.26                  31-Mar-02          15,956            12,500
                                                     30-Sep-02          13,115             8,955
   SECTOR ALLOCATION(2)                              31-Mar-03          12,711             9,404
                                                     30-Sep-03          15,148            11,140
Consumer Non-Cyclical         30.72%                 31-Mar-04          16,866            12,708
Consumer Cyclical             18.74                  30-Sep-04          16,652            12,685
Financial                     15.32                  31-Mar-05          17,854            13,558
Industrial                    14.64                  30-Sep-05          19,594            14,239
Communications                10.77
Energy                         5.84
Utilities                      3.97


The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

    The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.
(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2005


                                               Number       Market      Percent
                                                 of          Value      of Net
                                               Shares      in Dollars    Assets
   COMMON STOCKS


BUILDING - RESIDENTIAL/COMMERCIAL
Lennar Corporation - Class A                  1,024,730    $61,237,865    1.64%
--------------------------------------------------------------------------------

CASINO HOTELS
MGM MIRAGE*                                   2,115,915     92,613,600    2.48
Wynn Resorts Ltd.*                            1,542,524     69,644,959    1.86
--------------------------------------------------------------------------------
                                                           162,258,559    4.34
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES
The Procter &
   Gamble Company                             3,412,068    202,881,563    5.42
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING
OPERATIONS
General Electric Company                      4,507,421    151,764,865    4.06
--------------------------------------------------------------------------------

ELECTRIC - INTEGRATED
TXU Corporation                               1,297,076    146,413,939    3.91
--------------------------------------------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                               2,991,094    160,442,282    4.29
--------------------------------------------------------------------------------

FINANCE - INVESTMENT
BANKER/BROKER
The Goldman Sachs
   Group, Inc.                                1,487,573    180,859,125    4.83
--------------------------------------------------------------------------------

FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
   Corporation                                2,831,527     93,383,760    2.50
--------------------------------------------------------------------------------

FINANCE - OTHER SERVICES
Chicago Mercantile
   Exchange Holdings, Inc.                      457,795    154,414,253    4.13
--------------------------------------------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                       825,883     47,405,684    1.27
--------------------------------------------------------------------------------

MACHINERY -
CONSTRUCTION/MINING
Caterpillar, Inc.                             3,345,896    196,571,390    5.26
--------------------------------------------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                                  1,302,467    103,767,546    2.77
Genentech, Inc.*                              3,254,881    274,093,529    7.33
--------------------------------------------------------------------------------
                                                           377,861,075   10.10
--------------------------------------------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                      5,355,656    300,987,867    8.05
--------------------------------------------------------------------------------

MEDICAL INSTRUMENTS
Medtronic, Inc.                                 920,207     49,341,499    1.32
--------------------------------------------------------------------------------



                                               Number        Market      Percent
                                                 of           Value      of Net
                                               Shares      in Dollars    Assets

   COMMON STOCKS CONTINUED

MEDICAL PRODUCTS
Johnson & Johnson                               997,372    $63,113,700    1.69%
Zimmer Holdings, Inc.*                        2,027,359    139,664,762    3.73
--------------------------------------------------------------------------------
                                                           202,778,462    5.42

MONEY CENTER BANKS
UBS AG                                        1,201,441    102,723,206    2.75
--------------------------------------------------------------------------------

OIL - FIELD SERVICES
Halliburton Company                             379,009     25,969,697    0.69
--------------------------------------------------------------------------------

OIL COMPANIES - INTEGRATED
Exxon Mobil Corporation                       2,986,481    189,761,003    5.07
--------------------------------------------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                        3,155,060    203,185,864    5.43
--------------------------------------------------------------------------------

RETAIL - DRUG STORE
CVS Corporation                               1,326,333     38,476,920    1.03
--------------------------------------------------------------------------------

RETAIL - RESTAURANTS
Starbucks Corporation*                        1,051,030     52,656,603    1.41
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL
Burlington Northern
   Santa Fe Corporation                         893,090     53,406,782    1.43
--------------------------------------------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                             1,588,002    138,362,614    3.70
--------------------------------------------------------------------------------

WEB PORTALS/INTERNET
SERVICE PROVIDERS
Google, Inc.*                                   327,745    103,718,183    2.77
--------------------------------------------------------------------------------

WIRELESS EQUIPMENT
Motorola, Inc.                                5,108,984    112,857,457    3.02
QUALCOMM, Inc.                                4,039,019    180,746,100    4.83
--------------------------------------------------------------------------------
                                                           293,603,557    7.85
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $2,722,673,770)                                    3,690,466,617   98.67
--------------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS

SSgA Prime Money
   Market Fund, 3.61%                        46,471,467     46,471,467    1.24
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $46,471,467)                                          46,471,467    1.24
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $2,769,145,237)                                    3,736,938,084   99.91

Cash and Other Assets
Less Liabilities                                             3,252,755    0.09
--------------------------------------------------------------------------------

NET ASSETS                                              $3,740,190,839  100.00%
================================================================================


  * Non-income producing.
    See notes to financial statements.

MARSICO FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005


(Amounts in thousands)
   ASSETS

   Investments, at value (cost $2,769,145)       $3,736,938
   Receivable for investments sold                    2,876
   Receivable for capital stock sold                  2,927
   Interest and dividends receivable                  2,422
   Prepaid expenses and other assets                    809
                                             --------------
   TOTAL ASSETS                                   3,745,972
                                             --------------

   LIABILITIES

   Payable for capital stock redeemed                 1,956
   Accrued investment advisory fee                    2,519
   Accrued distribution fee                             210
   Accrued trustees fees                                644
   Accrued expenses and other liabilities               452
                                             --------------
   TOTAL LIABILITIES                                  5,781
                                             --------------

NET ASSETS                                       $3,740,191
                                             ==============

   NET ASSETS CONSIST OF

   Paid-in-capital                               $2,954,462
   Accumulated net investment loss                     (700)
   Accumulated net realized loss on
     investments and foreign currency transactions (181,488)
   Net unrealized appreciation on investments       967,917
                                             --------------

NET ASSETS                                       $3,740,191
                                             ==============

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                    214,384

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                     $17.45
                                             ==============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005


(Amounts in thousands)
   INVESTMENT INCOME

   Interest                                          $3,105
   Dividends (net of $641 of non-reclaimable
     foreign withholding taxes)                      31,042
                                             --------------
   TOTAL INVESTMENT INCOME                           34,147
                                             --------------

   EXPENSES

   Investment advisory fees                          27,789
   Distribution fees                                  8,267
   Transfer agent fees and expenses                   3,095
   Custody and fund accounting fees                     385
   Printing and postage expenses                        385
   Professional fees                                    321
   Fund administration fees                             313
   Trustees' fees and expenses                          224
   Federal and state registration fees                  175
   Miscellaneous                                        291
                                             --------------
   TOTAL EXPENSES                                    41,245
   Less expenses paid indirectly                     (1,046)
                                             --------------
   NET EXPENSES                                      40,199
                                             --------------

NET INVESTMENT LOSS                                  (6,052)
                                             --------------

   REALIZED AND UNREALIZED GAIN

   Net realized gain on investments                 116,499
   Net realized gain on options written               1,524
   Net realized gain on foreign
     currency transactions                            1,037
   Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                          418,080
                                             --------------
   Net Gain on Investments                          537,140
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $531,088
                                             ==============


  * Not in thousands.
    See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                Year                               Year
                                                                               Ended                               Ended
(Amounts in thousands)                                                         9/30/05                            9/30/04
   OPERATIONS

   Net investment loss                                                         $(6,052)                           $(9,652)
   Net realized gain on investments                                             116,499                             66,096
   Net realized gain on options written                                           1,524                                 --
   Net realized gain on foreign currency transactions                             1,037                             12,287
   Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                                          418,080                            158,667
                                                                      ----------------------------------------------------

   Net increase in net assets resulting from operations                         531,088                            227,398

   CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                                 978,811                          1,022,647
   Redemption fees                                                                   29                                 27
   Redemption of shares                                                       (665,059)                          (636,863)
                                                                      ----------------------------------------------------

increase from capital share transactions                                        313,781                            385,811
                                                                      ----------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    844,869                            613,209

   NET ASSETS

Beginning of period                                                           2,895,322                          2,282,113
                                                                      ----------------------------------------------------

END OF PERIOD                                                                $3,740,191                         $2,895,322
                                                                      ====================================================

Accumulated net investment loss                                                   (700)                            (1,638)

   TRANSACTIONS IN SHARES

Shares sold                                                                      60,431                             69,859
Shares redeemed                                                                (41,224)                           (43,900)
                                                                      ----------------------------------------------------

NET INCREASE                                                                     19,207                             25,959
                                                                      ====================================================


See notes to financial statements.

MARSICO FOCUS FUND

FINANCIAL HIGHLIGHTS


                                                                  Year          Year         Year         Year         Year
For a Fund Share Outstanding                                      Ended        Ended         Ended        Ended        Ended
Throughout the Period.                                           9/30/05       9/30/04      9/30/03      9/30/02      9/30/01

NET ASSET VALUE, BEGINNING OF PERIOD                               $14.83       $13.49       $11.68       $12.27       $22.17

   INCOME FROM INVESTMENT OPERATIONS

   Net investment loss                                              (0.03)       (0.05)       (0.03)       (0.08)       (0.07)
   Net realized and unrealized gains
     (losses) on investments                                         2.65         1.39         1.84        (0.47)       (7.87)
                                                       -----------------------------------------------------------------------------
   Total from investment operations                                  2.62         1.34         1.81        (0.55)       (7.94)
                                                       -----------------------------------------------------------------------------

   DISTRIBUTIONS & OTHER

   Net realized gains                                                  --           --           --           --        (1.96)
Tax return of capital                                                  --           --           --        (0.04)          --
   Redemption fees [See Note 2(i)]                                     --(1)        --(1)        --           --           --
                                                       -----------------------------------------------------------------------------
   Total distributions & other                                         --           --           --        (0.04)       (1.96)
                                                       -----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $17.45       $14.83       $13.49       $11.68       $12.27
                                                       -----------------------------------------------------------------------------

TOTAL RETURN                                                       17.67%        9.93%       15.50%      (4.50)%      (38.17)%

   SUPPLEMENTAL DATA AND RATIOS

   Net assets, end of period (000s)                            $3,740,191   $2,895,322   $2,282,113   $1,274,068   $1,311,495

   Ratio of expenses to average net assets,
     before expenses paid indirectly                                1.25%        1.30%        1.34%        1.35%        1.30%

   Ratio of net investment loss to average
     net assets, net of expenses paid indirectly                  (0.18)%      (0.36)%      (0.54)%      (0.64)%      (0.36)%

   Ratio of net investment loss to average
     net assets, before expenses paid indirectly                  (0.21)%      (0.40)%      (0.59)%      (0.68)%      (0.39)%

   Portfolio turnover rate                                            84%          84%          90%         117%         127%



(1) Less than $0.01.
See notes to financial statements.

MARSICO GROWTH FUND

FUND OVERVIEW SEPTEMBER 30, 2005

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

   PERFORMANCE COMPARISON

                                        One Year            Five Year Average Annual       Average Annual Since Inception
                                    (10/1/04-9/30/05)           (10/1/00-9/30/05)                (12/31/97-9/30/05)
Marsico Growth Fund                      13.42%                      (1.96)%                            8.61%
S&P 500(R) Index                           12.25%                    (1.49)%                            4.67%


   NET ASSETS                                     GROWTH OF $10,000(1)

                                                  [CHART]
9/30/05                      $2,125,667,753                          Growth           S&P 500
                                                  -----------------------------------------------
   NET ASSET VALUE

Net Asset Value Per Share    $18.09               31-Dec-97          10,000            10,000
                                                  31-Mar-98          11,960            11,395
   TOP FIVE HOLDINGS                              30-Sep-98          11,540            10,600
                                                  31-Mar-99          15,710            13,498
UnitedHealth Group, Inc.       7.58%              30-Sep-99          16,290            13,548
Genentech, Inc.                6.59               31-Mar-00          22,607            15,920
Lowe's Companies, Inc.         4.05               30-Sep-00          20,938            15,347
Caterpillar, Inc.              3.74               31-Mar-01          15,495            12,469
FedEx Corp.                    3.33               30-Sep-01          13,307            11,262
                                                  31-Mar-02          15,304            12,500
   SECTOR ALLOCATION(2)                           30-Sep-02          12,452             8,955
                                                  31-Mar-03          12,159             9,404
Consumer Non-Cyclical         30.38%              30-Sep-03          14,769            11,140
Consumer Cyclical             21.47               31-Mar-04          16,614            12,708
Industrial                    16.29               30-Sep-04          16,719            12,685
Financial                     14.31               31-Mar-05          17,714            13,558
Communications                 8.43               30-Sep-05          18,962            14,239
Energy                         6.24
Utilities                      1.80
Technology                     1.08

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

    The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.
(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2005

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS

AEROSPACE/DEFENSE
General Dynamics Corporation                    372,128    $44,487,902    2.09%
Lockheed Martin Corporation                     423,915     25,875,772    1.22
--------------------------------------------------------------------------------
                                                            70,363,674    3.31
--------------------------------------------------------------------------------

AUDIO/VIDEO PRODUCTS
Harman International
   Industries, Inc.                             132,004     13,500,049    0.64
--------------------------------------------------------------------------------

BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                                   207,508     11,767,779    0.55
--------------------------------------------------------------------------------

BUILDING -
RESIDENTIAL/COMMERCIAL
KB HOME                                         280,674     20,545,337    0.97
Lennar Corporation - Class A                    438,937     26,230,875    1.23
M.D.C. Holdings, Inc.                           247,967     19,562,117    0.92
Toll Brothers, Inc.*                            429,488     19,185,229    0.90
--------------------------------------------------------------------------------
                                                            85,523,558    4.02

CASINO HOTELS
MGM MIRAGE*                                   1,026,526     44,931,043    2.11
Wynn Resorts Ltd.*                              791,390     35,731,258    1.68
--------------------------------------------------------------------------------
                                                            80,662,301    3.79
--------------------------------------------------------------------------------

COAL
Peabody Energy Corporation                      108,544      9,155,686    0.43
--------------------------------------------------------------------------------

COMMERCIAL BANKS -
WESTERN US
UCBH Holdings, Inc.                             377,656      6,918,658    0.33
--------------------------------------------------------------------------------

COMPUTERS
Apple Computer, Inc.*                           410,538     22,008,942    1.04
--------------------------------------------------------------------------------

COSMETICS & TOILETRIES
The Procter &
   Gamble Company                             1,148,708     68,302,178    3.21
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING
OPERATIONS
General Electric Company                      1,856,421     62,505,695    2.94
--------------------------------------------------------------------------------

ELECTRIC - INTEGRATED
TXU Corporation                                 322,735     36,430,327    1.71
--------------------------------------------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                                 979,330     52,531,261    2.47
--------------------------------------------------------------------------------

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS CONTINUED

FINANCE - INVESTMENT BANKER/BROKER
The Goldman
   Sachs Group, Inc.                             75,377     $9,164,336    0.43%
Lehman Brothers
   Holdings, Inc.                               281,877     32,833,033    1.54
--------------------------------------------------------------------------------
                                                            41,997,369    1.97
--------------------------------------------------------------------------------

FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
   Corporation                                1,518,212     50,070,632    2.36
--------------------------------------------------------------------------------

FINANCE - OTHER SERVICES
Chicago Mercantile
   Exchange Holdings, Inc.                      142,205     47,965,746    2.26
--------------------------------------------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                       336,417     19,310,336    0.91
--------------------------------------------------------------------------------

MACHINERY -
CONSTRUCTION/MINING
Caterpillar, Inc.                             1,352,703     79,471,301    3.74
--------------------------------------------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                                    749,103     59,681,036    2.81
Genentech, Inc.*                              1,662,993    140,040,641    6.59
Genzyme Corporation*                            276,929     19,839,194    0.93
--------------------------------------------------------------------------------
                                                           219,560,871   10.33
--------------------------------------------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                      2,865,454    161,038,515    7.58
--------------------------------------------------------------------------------

MEDICAL INSTRUMENTS
Medtronic, Inc.                                 680,652     36,496,560    1.72
--------------------------------------------------------------------------------

MEDICAL LABS &
TESTING SERVICES
Quest Diagnostics, Inc.                         361,460     18,268,188    0.86
--------------------------------------------------------------------------------

MEDICAL PRODUCTS
Johnson & Johnson                               662,576     41,927,809    1.97
Zimmer Holdings, Inc.*                          675,002     46,500,888    2.19
--------------------------------------------------------------------------------
                                                            88,428,697    4.16
--------------------------------------------------------------------------------

MONEY CENTER BANKS
UBS AG                                          529,937     45,309,614    2.13
--------------------------------------------------------------------------------

OIL - FIELD SERVICES
Halliburton Company                             455,195     31,189,961    1.47
--------------------------------------------------------------------------------

OIL COMPANIES -
EXPLORATION & PRODUCTION
Canadian Natural
   Resources Ltd.                               453,572     20,496,919    0.96
--------------------------------------------------------------------------------

* Non-income producing.

See notes to financial statements.

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS CONTINUED

OIL COMPANIES - INTEGRATED
Exxon Mobil Corporation                       1,036,307    $65,846,947    3.10%
--------------------------------------------------------------------------------

PROPERTY/CASUALTY INSURANCE
The Progressive Corporation                     197,793     20,722,773    0.97
--------------------------------------------------------------------------------

REAL ESTATE
OPERATING/DEVELOPMENT
The St. Joe Company                             238,516     14,895,324    0.70
--------------------------------------------------------------------------------

REITS - MORTGAGE
KKR Financial Corporation                       451,399     10,039,114    0.47
--------------------------------------------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                        1,336,847     86,092,947    4.05
--------------------------------------------------------------------------------

RETAIL - DISCOUNT
Target Corporation                              800,794     41,585,232    1.96
--------------------------------------------------------------------------------

RETAIL - DRUG STORE
CVS Corporation                                 850,218     24,664,824    1.16
Walgreen Co.                                    391,010     16,989,384    0.80
--------------------------------------------------------------------------------
                                                            41,654,208    1.96
--------------------------------------------------------------------------------

RETAIL - RESTAURANTS
Starbucks Corporation*                          446,907     22,390,041    1.05
Yum! Brands, Inc.                               930,820     45,060,996    2.12
--------------------------------------------------------------------------------
                                                            67,451,037    3.17
--------------------------------------------------------------------------------

THERAPEUTICS
Amylin Pharmaceuticals, Inc.*                   369,829     12,866,351    0.61
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL
Burlington Northern Santa
   Fe Corporation                               508,672     30,418,586    1.43
Union Pacific Corporation                       240,709     17,258,835    0.81
--------------------------------------------------------------------------------
                                                            47,677,421    2.24
--------------------------------------------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                               811,624     70,716,799    3.33
--------------------------------------------------------------------------------

WEB PORTALS/INTERNET
SERVICE PROVIDERS
Google, Inc.*                                   186,067     58,882,763    2.77
--------------------------------------------------------------------------------

WIRELESS EQUIPMENT
Motorola, Inc.                                2,515,224     55,561,298    2.61
QUALCOMM, Inc.                                1,268,867     56,781,798    2.67
--------------------------------------------------------------------------------
                                                           112,343,096    5.28
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $1,564,436,024)                                    2,030,048,829   95.50
--------------------------------------------------------------------------------

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   SHORT-TERM INVESTMENTS

SSgA Prime Money
   Market Fund, 3.61%                        95,119,157    $95,119,157    4.48%
SSgA Money
   Market Fund, 3.41%                        49,393,201     49,393,201    2.32
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $144,512,358)                                        144,512,358    6.80
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $1,708,948,382)                                    2,174,561,187  102.30

Liabilities Less Cash
and Other Assets                                           (48,893,434)  (2.30)
--------------------------------------------------------------------------------

NET ASSETS                                              $2,125,667,753  100.00%
================================================================================

*   Non-income producing.

    See notes to financial statements.

MARSICO GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005


(Amounts in thousands)
   ASSETS

   Investments, at value (cost $1,708,948)       $2,174,561
   Receivable for investments sold                    4,372
   Receivable for capital stock sold                  2,142
   Interest and dividends receivable                  1,336
   Prepaid expenses and other assets                    431
                                             --------------
   TOTAL ASSETS                                   2,182,842
                                             --------------

   LIABILITIES

   Payable for investments purchased                 53,567
   Payable for capital stock redeemed                 1,127
   Accrued investment advisory fee                    1,474
   Accrued distribution fee                             312
   Accrued trustees' fees                               325
   Accrued expenses and other liabilities               369
                                             --------------
   TOTAL LIABILITIES                                 57,174
                                             --------------
NET ASSETS                                       $2,125,668
                                              ==============

   NET ASSETS CONSIST OF

   Paid-in-capital                               $1,780,411
   Accumulated net investment loss                     (338)
   Accumulated net realized loss on investments
     and foreign currency transactions             (120,084)
   Net unrealized appreciation on investments
     and foreign currency translations              465,679
                                             --------------
NET ASSETS                                       $2,125,668
                                             ==============

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                    117,494

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                     $18.09
===========================================================


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005


(Amounts in thousands)
   INVESTMENT INCOME

   Interest                                          $3,015
   Dividends (net of $343 of non-reclaimable
     foreign withholding taxes)                      16,462
                                             --------------
   TOTAL INVESTMENT INCOME                           19,477
                                             --------------

   EXPENSES

   Investment advisory fees                          14,986
   Distribution fees                                  4,408
   Transfer agent fees and expenses                   1,557
   Custody and fund accounting fees                     247
   Fund administration fees                             236
   Printing and postage expenses                        204
   Professional fees                                    173
   Federal and state registration fees                  168
   Trustees' fees and expenses                          111
   Miscellaneous                                        131
                                             --------------
   TOTAL EXPENSES                                    22,221
   Less expenses paid indirectly                       (317)
                                             --------------
   NET EXPENSES                                      21,904
                                             --------------

NET INVESTMENT LOSS                                  (2,427)
                                             --------------

   REALIZED AND UNREALIZED GAIN

   Net realized gain on investments                  13,226
   Net realized gain on options written                  42
   Net realized gain on foreign
     currency transactions                            1,037
   Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                          201,230
                                             --------------
   Net Gain on Investments                          215,535
                                             --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $213,108
                                             ==============


  * Not in thousands.
    See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Year                               Year
                                                                                  Ended                              Ended
(Amounts in thousands)                                                           9/30/05                            9/30/04
   OPERATIONS

   Net investment loss                                                         $(2,427)                           $(3,796)
   Net realized gain on investments                                              13,226                              9,815
   Net realized gain on options written                                              42                                 --
   Net realized gain on foreign currency transactions                             1,037                              1,481
   Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                                          201,230                            113,857
                                                                      ----------------------------------------------------

   Net increase in net assets resulting from operations                         213,108                            121,357

   CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                                 834,350                            684,707
   Redemption fees                                                                   85                                 21
   Redemption of shares                                                       (285,300)                          (231,880)
                                                                      ----------------------------------------------------

increase from capital share transactions                                        549,135                            452,848
                                                                      ----------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    762,243                            574,205

   NET ASSETS

Beginning of period                                                           1,363,425                            789,220
                                                                      ----------------------------------------------------

END OF PERIOD                                                                $2,125,668                         $1,363,425
                                                                      ====================================================

Accumulated net investment loss                                                   (338)                              (326)

   TRANSACTIONS IN SHARES

Shares sold                                                                      48,520                             44,600
Shares redeemed                                                                (16,522)                           (15,100)
                                                                      ----------------------------------------------------

NET INCREASE                                                                     31,998                             29,500
                                                                      ====================================================


See notes to financial statements.

MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS



                                                                  Year          Year         Year         Year         Year
For a Fund Share Outstanding                                      Ended        Ended         Ended        Ended        Ended
Throughout the Period.                                           9/30/05       9/30/04      9/30/03      9/30/02      9/30/01

NET ASSET VALUE, BEGINNING OF PERIOD                               $15.95       $14.09       $11.88       $12.71       $20.82

   INCOME FROM INVESTMENT OPERATIONS

   Net investment loss                                              (0.02)       (0.04)       (0.07)       (0.04)       (0.09)
   Net realized and unrealized gains
     (losses) on investments                                         2.16         1.90         2.28        (0.77)       (7.32)
                                                        ---------------------------------------------------------------------
   Total from investment operations                                  2.14         1.86         2.21        (0.81)       (7.41)
                                                        ---------------------------------------------------------------------

   DISTRIBUTIONS & OTHER

   Net realized gains                                                  --           --           --           --        (0.70)
   Tax return of capital                                               --           --           --        (0.02)          --
   Redemption fees [See Note 2(i)]                                     --(1)        --(1)        --           --           --
                                                        ---------------------------------------------------------------------
   Total distributions & other                                         --           --           --        (0.02)       (0.70)
                                                        ---------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $18.09       $15.95       $14.09       $11.88       $12.71
                                                        ---------------------------------------------------------------------

TOTAL RETURN                                                       13.42%       13.20%       18.60%      (6.42)%     (36.45)%

   SUPPLEMENTAL DATA AND RATIOS

   Net assets, end of period (000s)                            $2,125,668   $1,363,425     $789,220     $641,974     $530,904

   Ratio of expenses to average net assets,
     before expenses paid indirectly                                1.26%        1.30%        1.38%        1.37%        1.33%

   Ratio of net investment loss to average
     net assets, net of expenses paid indirectly                  (0.14)%      (0.34)%      (0.62)%      (0.49)%      (0.53)%

   Ratio of net investment loss to average
     net assets, before expenses paid indirectly                  (0.16)%      (0.38)%      (0.67)%      (0.52)%      (0.55)%

   Portfolio turnover rate                                            73%          73%          91%         111%         120%



(1) Less than $0.01.

See notes to financial statements.

MARSICO 21ST CENTURY FUND

INVESTMENT REVIEW BY CORY GILCHRIST (UNAUDITED)

I am pleased to report that the 21st Century Fund outperformed its primary benchmark index for the one-year period ended September 30, 2005. The 21st Century Fund had a total return of 18.33% for this period. For comparative purposes, the S&P 500(R) Index (which we consider to be the Fund's primary benchmark index), the Russell 3000 Index (a proxy for the performance of all publicly traded U.S. stocks, including smaller capitalization companies), and the NASDAQ Composite Index (consisting primarily of technology-related companies) had total returns of 12.25%, 14.57%, and 14.19%, respectively, over the same period. Please see the Fund overview for more detailed information about the Fund's longer-term performance for various periods ended September 30, 2005. The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. (1)
                      --------------------

The primary areas that helped buoy the Fund's performance for the one-year period ended September 30, 2005 included:

     o Pharmaceutical & Biotechnology companies - This industry group provided excellent overall returns for the Fund last year. Specific holdings that performed well include Amylin Pharmaceuticals (+86%), Genentech (+61%), and Roche Holdings (+20%). Amylin's principal activity is to discover, develop, and market drug candidates for the treatment of diabetes, obesity, and cardiovascular disease. Genentech's principal activities are to discover, develop, and manufacture biotherapeutic treatments for unmet medical needs, including cancer, heart attacks, and asthma. Roche Holdings is also focused on providing health care solutions, principally in pharmaceuticals and diagnostics. Roche owns 55.5% of Genentech. (2)

     o Media - The Fund held two positions for part of the reporting period - Dreamworks Animations (+44%) and Pixar (+15%) - that contributed positively to overall investment results. Another media-related holding that helped performance was Getty Images, an e-commerce visual content company whose products include news and sports photography, which gained 35% during the fiscal year.

     o Diversified Financials - Stock selection in this industry had a material positive effect on the Fund's performance. In particular, investment results were buoyed by positions in Chicago Mercantile Exchange (+111%) and Jefferies Group (+28%).

     o Materials - A position in Monsanto (+42% prior to being sold) helped performance. Monsanto is an agricultural products company that produces seed brands and develops biotechnology traits that assist farmers in controlling insects and weeds.

     o    Technology Software & Services - Google rose 42%.

     o Consumer Staples - Holdings in Dean Foods (+32%) and Whole Foods Market (+56% prior to being sold) helped performance. Dean Foods' principal activity is to process and distribute fresh milk and other dairy products. Whole Foods Market operates a chain of natural and organic food supermarkets.

MARSICO 21ST CENTURY FUND

Although the Fund's overall return for the year surpassed its primary benchmark indexes, there were certain factors that detracted significantly from investment results and should be mentioned:

     o Underweighted Posture in the Energy sector - As discussed earlier in this report, Energy was the best-performing economic sector in the S&P 500(R) Index for the one-year period ended September 30, 2005. In the Russell 3000 Index, the Energy sector gained 52% over that period. As in the case of the Focus and Growth Funds, we elected to be substantially underweighted, as compared to our primary benchmark index, in energy-related companies. As a result, the 21st Century Fund absorbed a substantial "opportunity cost."

     o Banking Positions - Countrywide Financial Corporation (-16%) and UCBH (-6%) were among the Fund's weaker-performing individual holdings last year.

     o Diversified Financials Positions - On the whole, the Fund's holdings in this industry added value. However, there were a few clunkers during the reporting period. Most notably, First Marblehead Corporation, a provider of outsourcing services for private education lending, declined -63% prior to being sold.

     o Real Estate Positions - This industry was among the top-performing industry groups last year. We had the right idea in having some positions in this area. However, our stock selection, in aggregate, detracted from investment results. The Fund's holdings included three real estate investment trusts ("REITs") - Redwood Trust (-10%), KKR Financial Group (-9%), and Government Properties Trust (+10%) - whose returns trailed the benchmark. In addition, St. Joe Corporation, a Florida-based land developer, declined by -2% for the period. While that loss was modest, it was magnified by the substantial average size of the position in the Fund. Further- more, St. Joe's return was considerably behind the industry benchmark's overall return.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

FISCAL YEAR-END INVESTMENT POSTURE

As of September 30, 2005 the Fund's holdings primarily emphasized five economic sectors. These included: Financials, Consumer Discretionary, Health Care, Industrials, and Information Technology. The Fund had few or no investments in Telecommunications Services, Materials, and Utilities.

Sincerely,

CORYDON J. GILCHRIST
PORTFOLIO MANAGER


(1) The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or industries mentioned in this letter.

FUND OVERVIEW SEPTEMBER 30, 2005

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

   PERFORMANCE COMPARISON

                                        One Year            Five Year Average Annual       Average Annual Since Inception
                                    (10/1/04-9/30/05)           (10/1/00-9/30/05)                 (2/1/00-9/30/05)
Marsico 21st Century Fund                18.33%(1)                    .14%(1)                         3.38%(1)
S&P 500(R) Index                         12.25%                    (1.49)%                          (0.66)%



   NET ASSETS                                     GROWTH OF $10,000(1)(2)

9/30/05                         $379,328,043      [CHART]
                                                                      21st
   NET ASSET VALUE                                                  Century           S&P 500
                                                  -----------------------------------------------
Net Asset Value Per Share     $12.07

   TOP FIVE HOLDINGS                              01-Feb-00          10,000            10,000
                                                  31-Mar-00          12,810            10,770
Chicago Mercantile Exchange                       30-Sep-00          10,860            10,383
  Holdings, Inc.                4.94%             31-Mar-01           7,290             8,436
Burlington Northern                               30-Sep-01           6,260             7,619
  Santa Fe Corp.                4.61              31-Mar-02           7,520             8,456
Amylin Pharmaceuticals, Inc.    4.56              30-Sep-02           6,540             6,058
QUALCOMM, Inc.                  4.45              31-Mar-03           6,540             6,362
Urban Outfitters, Inc.          4.14              30-Sep-03           8,740             7,536
                                                  31-Mar-04          10,260             8,597
   SECTOR ALLOCATION(3)                           30-Sep-04          10,200             8,582
                                                  31-Mar-05          11,190             9,172
Financial                      25.56%             30-Sep-05          12,070             9,633
Consumer Non-Cyclical          21.91
Consumer Cyclical              21.81
Industrial                     14.16
Communications                 12.52
Energy                          2.99
Technology                      1.05


The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

    The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.
(2) This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.
(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

MARSICO 21ST CENTURY FUND
SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2005

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS

ADVERTISING SERVICES
Getty Images, Inc.*                              66,895     $5,755,646    1.52%
--------------------------------------------------------------------------------

APPAREL MANUFACTURERS
Volcom, Inc.*                                    54,265      1,519,963    0.40
--------------------------------------------------------------------------------

AUDIO/VIDEO PRODUCTS
Harman International
   Industries, Inc.                              38,833      3,971,451    1.05
--------------------------------------------------------------------------------

BUILDING -
RESIDENTIAL/COMMERCIAL
Toll Brothers, Inc.*                             84,322      3,766,664    0.99
--------------------------------------------------------------------------------

CASINO HOTELS
Kerzner International Ltd.*                      80,934      4,495,884    1.19
Las Vegas Sands Corp.*                          248,292      8,171,290    2.15
Station Casinos, Inc.                           229,458     15,226,833    4.01
Wynn Resorts Ltd.*                              318,090     14,361,764    3.79
--------------------------------------------------------------------------------
                                                            42,255,771   11.14
--------------------------------------------------------------------------------

COAL
Peabody Energy Corporation                      134,015     11,304,165    2.98
--------------------------------------------------------------------------------

COMMERCIAL BANKS -
WESTERN US
UCBH Holdings, Inc.                             634,392     11,622,062    3.06
--------------------------------------------------------------------------------

COMPUTER AIDED DESIGN
Autodesk, Inc.                                   85,688      3,979,351    1.05
--------------------------------------------------------------------------------

FINANCE - INVESTMENT
BANKER/BROKER
Jefferies Group, Inc.                           210,043      9,147,373    2.41
--------------------------------------------------------------------------------

FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
   Corporation                                  209,551      6,910,992    1.82
--------------------------------------------------------------------------------

FINANCE - OTHER SERVICES
Chicago Mercantile
   Exchange Holdings, Inc.                       55,559     18,740,051    4.94
--------------------------------------------------------------------------------

FOOD - DAIRY PRODUCTS
Dean Foods Company*                             159,764      6,208,429    1.64
--------------------------------------------------------------------------------

HOTELS & MOTELS
Shangri-La Asia Ltd.                          2,299,006      3,719,379    0.98
--------------------------------------------------------------------------------

MACHINERY - CONSTRUCTION/MINING
Bucyrus International, Inc.                      82,460      4,051,260    1.07
Caterpillar, Inc.                               159,015      9,342,131    2.46
--------------------------------------------------------------------------------
                                                            13,393,391    3.53
--------------------------------------------------------------------------------

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets

   COMMON STOCKS CONTINUED

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                                    122,846     $9,787,141    2.58%
Genentech, Inc.*                                119,420     10,056,358    2.65
Genzyme Corporation*                            211,128     15,125,210    3.99
--------------------------------------------------------------------------------
                                                            34,968,709    9.22
--------------------------------------------------------------------------------

MEDICAL - DRUGS
Roche Holding AG                                 51,716      7,182,833    1.89
--------------------------------------------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                        236,070     13,267,134    3.50
--------------------------------------------------------------------------------

MEDICAL INSTRUMENTS
Foxhollow Technologies, Inc.*                    80,181      3,817,417    1.01
--------------------------------------------------------------------------------

MISCELLANEOUS MANUFACTURING
Freightcar America, Inc.                         60,889      2,483,053    0.65
--------------------------------------------------------------------------------

MONEY CENTER BANKS
UBS AG                                          114,446      9,724,661    2.56
--------------------------------------------------------------------------------

PROPERTY/CASUALTY INSURANCE
The Progressive Corporation                      69,215      7,251,656    1.91
--------------------------------------------------------------------------------

REAL ESTATE
OPERATING/DEVELOPMENT
The St. Joe Company                              73,180      4,570,091    1.21
--------------------------------------------------------------------------------

REITS - DIVERSIFIED
Crystal River
   Capital, Inc. 144A+                          240,411      6,010,275    1.59
Government Properties
   Trust, Inc.                                  771,843      7,564,061    1.99
--------------------------------------------------------------------------------
                                                            13,574,336    3.58
--------------------------------------------------------------------------------

REITS - MORTGAGE
KKR Financial Corporation                       505,018     11,231,600    2.96
Redwood Trust, Inc.                              76,848      3,735,581    0.99
--------------------------------------------------------------------------------
                                                            14,967,181    3.95
--------------------------------------------------------------------------------

RETAIL - APPAREL/SHOE
Urban Outfitters, Inc.*                         534,628     15,718,063    4.14
--------------------------------------------------------------------------------

RETAIL - RESTAURANTS
The Cheesecake Factory, Inc.*                   364,531     11,387,948    3.00
--------------------------------------------------------------------------------

THERAPEUTICS
Amylin Pharmaceuticals, Inc.*                   497,148     17,295,779    4.56
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL
Burlington Northern
   Santa Fe Corporation                         292,360     17,483,128    4.61
--------------------------------------------------------------------------------

  * Non-income producing.
    See notes to financial statements.

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS CONTINUED

TRANSPORTATION - SERVICES
Expeditors International
   of Washington, Inc.                          172,626     $9,801,704    2.58%
FedEx Corporation                               118,124     10,292,144    2.71
--------------------------------------------------------------------------------
                                                            20,093,848    5.29
--------------------------------------------------------------------------------

WEB PORTALS/INTERNET
SERVICE PROVIDERS
Google, Inc.*                                    39,767     12,584,665    3.32
--------------------------------------------------------------------------------

WIRELESS EQUIPMENT
Motorola, Inc.                                  545,337     12,046,494    3.18
QUALCOMM, Inc.                                  377,333     16,885,652    4.45
--------------------------------------------------------------------------------
                                                            28,932,146    7.63
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $322,447,504)                                        377,597,336   99.54
--------------------------------------------------------------------------------

                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   SHORT-TERM INVESTMENTS

SSgA Prime Money
   Market Fund, 3.61%                         3,096,716     $3,096,716    0.82%
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $3,096,716)                                            3,096,716    0.82
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $325,544,220)                                        380,694,052  100.36

Liabilities Less Cash
and Other Assets                                            (1,366,009)  (0.36)
--------------------------------------------------------------------------------

NET ASSETS                                                $379,328,043  100.00%
================================================================================


*   Non-income producing.
+ Security valued at fair value as determined in good faith by Marsico Capital Management, LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund's Board of Trustees. The security was purchased on March 9, 2005 for $6,010,275 and is considered to be restricted and illiquid due to resale restrictions. At September 30, 2005, the value of the Fund's restricted and illiquid securities was 1.59% of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005


(Amounts in thousands)
   ASSETS

   Investments, at value (cost $325,544)           $380,694
   Receivable for investments sold                    5,543
   Receivable for capital stock sold                    233
   Interest and dividends receivable                    444
   Prepaid expenses and other assets                    159
                                             --------------
   TOTAL ASSETS                                     387,073
                                             --------------

   LIABILITIES

   Payable for investments purchased                  6,341
   Payable for capital stock redeemed                   615
   Accrued investment advisory fee                      262
   Accrued distribution fee                             279
   Accrued trustees' fees                               129
   Accrued expenses and other liabilities               119
                                             --------------
   TOTAL LIABILITIES                                  7,745
                                             --------------
NET ASSETS                                         $379,328
                                             ==============

   NET ASSETS CONSIST OF

   Paid-in-capital                                 $361,425
   Accumulated net investment loss                     (135)
   Accumulated net realized loss on investments
     and foreign currency transactions              (37,153)
   Net unrealized appreciation on investments        55,191
                                             --------------
NET ASSETS                                         $379,328
                                             ===============

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                     31,415

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                     $12.07
                                             ==============




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005


(Amounts in thousands)
   INVESTMENT INCOME

   Interest                                            $433
   Dividends (net of $100 of non-reclaimable
     foreign withholding taxes)                       3,696
                                             --------------
   TOTAL INVESTMENT INCOME                            4,129
                                             --------------

   EXPENSES

   Investment advisory fees                           2,942
   Distribution fees                                    865
   Transfer agent fees and expenses                     409
   Fund administration fees                             144
   Custody and fund accounting fees                     121
   Printing and postage expenses                         57
   Federal and state registration fees                   57
   Professional fees                                     38
   Trustees' fees and expenses                           36
   Miscellaneous                                         24
                                             --------------
   TOTAL EXPENSES                                     4,693
   Recovery of previously waived expenses                99
   Less expenses paid indirectly                         (1)
                                             --------------
     NET EXPENSES                                     4,791
                                             --------------

NET INVESTMENT LOSS                                    (662)
                                             --------------

   REALIZED AND UNREALIZED GAIN

   Net realized gain on investments                  14,704
   Net realized gain on foreign
     currency transactions                              405
   Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                           30,495
                                             --------------
   Net Gain on Investments                           45,604
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $44,942
                                             --------------



  * Not in thousands.

    See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  Year                               Year
                                                                                  Ended                              Ended
(Amounts in thousands)                                                           9/30/05                            9/30/04
   OPERATIONS

   Net investment loss                                                           $(662)                             $(872)
   Net realized gain on investments                                              14,704                             11,654
   Net realized gain (loss) on foreign currency transactions                        405                              (438)
   Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                                           30,495                              9,681
                                                                      ----------------------------------------------------

   Net increase in net assets resulting from operations                          44,942                             20,025

   CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                                 269,623                            159,175
   Redemption fees                                                                   35                                 18
   Redemption of shares                                                       (151,500)                           (67,028)
                                                                      ----------------------------------------------------

increase from capital share transactions                                        118,158                             92,165
                                                                      ----------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    163,100                            112,190

   NET ASSETS

Beginning of period                                                             216,228                            104,038
                                                                      ----------------------------------------------------

END OF PERIOD                                                                  $379,328                           $216,228
                                                                      ====================================================

Accumulated net investment loss                                                   (135)                              (483)

   TRANSACTIONS IN SHARES

Shares sold                                                                      23,590                             16,143
Shares redeemed                                                                (13,372)                            (6,855)
                                                                      ----------------------------------------------------

NET INCREASE                                                                     10,218                              9,288
                                                                      ====================================================

    See notes to financial statements.

MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS



                                                                     Year         Year         Year         Year         Year
For a Fund Share Outstanding                                        Ended        Ended        Ended        Ended        Ended
Throughout the Period.                                             9/30/05      9/30/04      9/30/03      9/30/02      9/30/01

NET ASSET VALUE, BEGINNING OF PERIOD                               $10.20        $8.74        $6.54        $6.26       $10.86

   INCOME FROM INVESTMENT OPERATIONS

   Net investment loss                                              (0.01)       (0.04)       (0.04)       (0.08)       (0.08)
   Net realized and unrealized gains
     (losses) on investments                                         1.88         1.50         2.23         0.36        (4.52)
                                                          -------------------------------------------------------------------
   Total from investment operations                                  1.87         1.46         2.19         0.28        (4.60)
                                                          -------------------------------------------------------------------

   DISTRIBUTIONS & OTHER

   Increase from payment by service provider                           --           --         0.01           --           --
   Redemption fees [See Note 2(i)]                                     --(1)        --(1)        --           --           --
                                                          -------------------------------------------------------------------
   Total distributions & other                                         --           --         0.01           --           --
                                                          -------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $12.07       $10.20        $8.74        $6.54        $6.26
                                                          -------------------------------------------------------------------

TOTAL RETURN                                                       18.33%       16.70%       33.64%        4.47%     (42.36)%

   SUPPLEMENTAL DATA AND RATIOS

   Net assets, end of period (000s)                              $379,328     $216,228     $104,038      $56,021      $60,124

   Ratio of expenses to average net assets,
     less waivers and before expenses paid indirectly,
     plus reimbursements of previously waived expenses              1.39%        1.50%     1.55%(3)        1.50%        1.50%

   Ratio of net investment loss to average net assets, net
     of waivers, expenses paid indirectly, and
     reimbursements of previously waived expenses                 (0.19)%      (0.48)%      (1.05)%      (0.89)%      (0.76)%

   Ratio of expenses to average net assets, before
     waivers, expenses paid indirectly and
     reimbursements of previously waived expenses                1.36%         1.44%       1.65%        1.60%         1.57%

   Ratio of net investment loss to average net assets,
     before waivers, expenses paid indirectly and
     reimbursements of previously waived expenses              (0.22)%       (0.42)%     (1.15)%      (0.99)%       (0.83)%


   Portfolio turnover rate(2)                                     175%         191%         236%         388%          399%



(1) Less than $0.01.
(2) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(3) See note 3 for information regarding the voluntary fee waiver.

    See notes to financial statements.

MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN (UNAUDITED)

The Marsico International Opportunities Fund had a (US$) return of 22.30% for the one-year period ended September 30, 2005. For comparative purposes, the MSCI EAFE Index ("EAFE Index"), which we consider to be the Fund's primary benchmark index, had a total (US$) return of 25.79% for the same time period. Please see the Fund overview for more detailed information about the Fund's longer-term performance for various periods ended September 30, 2005. The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. (1)
      --------------------

International equity markets in developed markets were remarkably strong over the last year. Asian markets had robust gains. Japan was up 27% in dollar terms. Hong Kong stocks rose 24% and Singapore securities advanced by 19%. Continental Europe also posted strong overall returns. As examples, Germany and the United Kingdom had returns of 26% and 21%, respectively, during the reporting period.

Within the EAFE Index, economic sector strength abounded. All 10 sectors (GICS classification) that comprise the Index had returns that were solidly in positive territory. Three sectors rose by 30% or more, including Energy (+39%), Materials (+37%), and Industrials (+32%). Six other sectors had gains of 25%-plus. The "laggard" sector (note the quotation marks) was Information Technology, which had a relatively modest increase - as compared to the rest of the sectors - of 13%. A similar story of strength unfolded at the industry group level. All 20 industries represented in the EAFE Index had positive returns last year. Just one group, Semiconductors and Semiconductor Equipment, had a gain of less than 10%.

Overall, the Fund's return for the one-year period ended September 30, 2005 lagged only modestly behind its benchmark index. The Fund had a significant allocation to Japan throughout that period (19% as of September 30, 2005) and therefore was considerably influenced by the strong Japanese equity market rally that took place. Several of the key performance "positives" for the Fund included:

     o Retailing investments - Yamada Denki, a Japanese home appliance and consumer electronics manufacturer, had a return of 121%. (2)

     o    Semiconductor-related holdings - Samsung Electronics rose 44%.

     o Energy - We were fortunate to experience good results in several of our energy-related holdings. These included Talisman Energy (+91%), a Canadian-headquartered company that explores, develops, and distributes crude oil, natural gas, and natural gas liquids in a variety of markets. Brazilian-based oil company Petroleos Brasileiro SA (+52%) also had a strong return.

     o Telecommunications Services - America Movil SA, a provider of wireless communications services in Latin America, gained nearly 104%.

     o Banks - The Fund's banking-related holdings had a good year and were among its top-performing individual holdings. These included Japanese banks Mitsubishi Ufj (+59%) and Sumitomo Mitsui (+42%). ICICI Bank, a full service banking company in India, and Erste Bank der Oster, an Austria-based private and commercial banking organization, had returns of 108% and 31%, respectively.

MARSICO INTERNATIONAL OPPORTUNITIES FUND


     o Real Estate - Singapore-based property services provider CapitaLand Ltd. (+79%) and Leopalace 21 Corp. (+34%), a Japanese residential building firm, were solid performing holdings.

     o Utilities - British Energy, a recently restructured nuclear power company, gained 73%.

     o Country Allocations - The Fund had a number of equity holdings in markets not included in the EAFE Index that performed well. These included certain holdings in Canada, Mexico, Brazil, India, and South Korea.

A few factors caused the Fund's one-year return to slightly trail the EAFE Index. One factor related to the Fund's posture in the Consumer Discretionary sector. Throughout the past year, the Fund tended to have a high degree of emphasis on this sector, which at times meant that the Fund was almost double-weighted in this sector as compared to the EAFE Index. The Fund's positions in Consumer Discretionary sector were allocated across a variety of industries and individual companies and had a collective price return of 18% for the Fund. That was a good absolute return and it included some good stock selection, particularly in the retailing industry. In addition, Shangri-La Asia, a Hong Kong-based hotel operator, and Grupo Televisa SA, a Mexico City-headquartered provider of television broadcasting services, had strong returns of 53% and 42%, respectively, while held in the Fund. However, the Fund's overall return in this sector trailed the benchmark index return by almost 8%. The Fund's media-related holdings had an aggregate return of about 11% over the fiscal year - well behind the EAFE Index's overall gain for the one-year period ended September 30, 2005. Thomson SA, a video service provider to the entertainment and media industries, fell by 24% and some of the Fund's hotel/casino operator positions (e.g., Kerzner International, Wynn Resorts) were among the Fund's performing holdings and weighed on the Fund's overall sector return. The impact of that performance shortfall was magnified by our decision to have such an emphasis on this sector.

Another "soft spot" for the Fund's performance related to its over-weighted posture in the Information Technology sector, which, as mentioned earlier, was (somewhat remarkably) the lowest-returning sector in the EAFE Index for the one-year period ended September 30, 2005. That created an opportunity cost of sorts, as there were quite a few other areas of the market that had considerably better returns. The Fund's Information Technology holdings gained 14% in aggregate, with Samsung Electronics (+44%) among the top-performing individual holdings. However, that result - in the context of a benchmark index that rose nearly 26% - did not help the Fund's overall return.

The Fund's positions in the Financials sector had somewhat mixed returns last year. A variety of banking positions were strong performers, as mentioned above. Offsetting those gains to a significant extent were the Fund's insurance positions, including Swiss Life Holding (-8% prior to being sold). Promise Co., a Japanese consumer finance company providing unsecured and non-guaranteed loans, fell -13% prior to being sold. Takefuji, another Japanese consumer finance company, declined by -17% prior to being sold.

The Fund's cash positions, which typically are a residual of our stock selection process, mildly impacted performance results. This was particularly true in the fourth calendar quarter of 2004, when international equities generally experienced substantial gains and the Fund's modest cash positions impacted performance. The trend of international equities outperforming cash by a wide margin continued through the end of the Fund's 2005 fiscal year. For this reason, any cash positions held during the past year tended to create a modest "drag" on performance.

For the complete fiscal year, fluctuations in currency exchange rates did not have a material impact on the Fund's return. At times during the year, however, currency was a significant factor. In the fourth quarter of 2004, for example, the Fund had a number of US dollar-related positions, which included some positions that trade in dollars or were denominated in a currency that tends to correlate highly with the US dollar (e.g., the Mexican peso). As the dollar weakened in relation to other major world currencies, the Fund's performance was adversely impacted. Later in the fiscal year, however, the dollar rallied considerably, which helped the Fund's dollar-related positions.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

FISCAL YEAR-END INVESTMENT POSTURE

As of September 30, 2005 the Fund's holdings, in terms of economic sector distribution, were allocated primarily to Consumer Discretionary, Financials, Health Care, Information Technology, and Industrials. The Fund's largest country-level allocations were in Japan, the United Kingdom, Switzerland, France, and Canada.

Sincerely,

JAMES G. GENDELMAN
PORTFOLIO MANAGER








(1) The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning October 1, 2004, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.

    The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or industries mentioned in this letter.

MARSICO INTERNATIONAL OPPORTUNITIES FUND

FUND OVERVIEW SEPTEMBER 30, 2005

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States, and maintains a core position of between 35 and 50 common stocks.

   PERFORMANCE COMPARISON

                                                      One Year       Five Year Average Annual   Average Annual Since Inception
                                                  (10/1/04-9/30/05)      (10/1/00-9/30/05)            (6/30/00-9/30/05)
Marsico International Opportunities Fund               22.30%(1)               5.37%(1)                     5.82%(1)
Morgan Stanley Capital International EAFE Index        25.79%                  3.16%                        1.37%



   NET ASSETS                                     GROWTH OF $10,000(1)(2)

9/30/05                      $262,522,340         [CHART]

   NET ASSET VALUE                                                International          MS
Net Asset Value Per Share    $13.00                               Opportunities         EAFE
                                                  -----------------------------------------------
   TOP FIVE HOLDINGS
Roche Holding AG               4.50%
Vinci S.A.                     3.74
Canadian National                                 30-Jun-00          10,000            10,000
   Railway Co.                 3.10               30-Sep-00          10,360             9,193
Continental AG                 3.02               31-Mar-01           8,283             7,720
UBS AG                         2.98               30-Sep-01           7,011             6,570
                                                  31-Mar-02           8,542             7,064
   SECTOR ALLOCATION(3)                           30-Sep-02           7,248             5,550
Financial                     21.29%              31-Mar-03           7,040             5,422
Consumer Cyclical             18.72               30-Sep-03           9,101             6,993
Consumer Non-Cyclical         17.55               31-Mar-04          11,493             8,542
Industrial                    16.81               30-Sep-04          11,006             8,537
Communications                10.71               31-Mar-05          12,072             9,829
Energy                         7.02               30-Sep-05          13,460            10,739
Basic Materials                4.12
Utilities                      2.27
Technology                     1.51


The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning October 1, 2004, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.
(2) This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.
(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2005


                                                 Number      Market      Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS

ADVERTISING SERVICES
JC Decaux S.A.*                                 167,203    $3,689,494     1.40%
--------------------------------------------------------------------------------

AUDIO/VIDEO PRODUCTS
Thomson Multimedia                              119,660     2,487,970     0.95
--------------------------------------------------------------------------------

AUTOMOTIVE -
CARS/LIGHT TRUCKS
Hyundai Motor Company                            57,550     4,494,801     1.71
Toyota Motor Corporation                         87,100     3,989,782     1.52
--------------------------------------------------------------------------------
                                                            8,484,583     3.23
--------------------------------------------------------------------------------

BEVERAGES - WINE/SPIRITS
Diageo PLC                                      262,840     3,778,315     1.44
--------------------------------------------------------------------------------

BROADCAST
SERVICES/PROGRAMMING
Grupo Televisa S.A. ADR                          80,120     5,745,405     2.19
--------------------------------------------------------------------------------

BUILDING - HEAVY CONSTRUCTION
Vinci S.A.                                      113,960     9,813,382     3.74
--------------------------------------------------------------------------------

BUILDING PRODUCTS -
CEMENT/AGGREGATES
Cemex S.A. ADR                                  114,842     6,006,237     2.29
--------------------------------------------------------------------------------

CASINO HOTELS
Kerzner International Ltd.*                      48,196     2,677,288     1.02
Wynn Resorts Ltd.*                               48,889     2,207,338     0.84
--------------------------------------------------------------------------------
                                                            4,884,626     1.86
 -------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS
America Movil ADR                               222,018     5,843,514     2.23
The Carphone
   Warehouse PLC                                836,815     2,937,187     1.12
SK Telecom Company Ltd.                          12,896     2,502,578     0.95
--------------------------------------------------------------------------------
                                                           11,283,279     4.30
--------------------------------------------------------------------------------

CHEMICALS - SPECIALTY
Lonza Group AG                                  109,346     6,453,234     2.46
--------------------------------------------------------------------------------

COMMERCIAL BANKS - NON-US
Anglo Irish Bank
   Corporation PLC                              274,759     3,731,474     1.42
ICICI Bank Ltd. ADR                              97,379     2,750,957     1.05
Mitsubishi Tokyo
   Financial Group, Inc.                            368     4,830,162     1.84
--------------------------------------------------------------------------------
                                                           11,312,593     4.31
--------------------------------------------------------------------------------

COSMETICS & TOILETRIES
Natura Cosmeticos S.A.                           35,675     1,423,673     0.54
--------------------------------------------------------------------------------

ELECTRIC - GENERATION
British Energy Group PLC*                       302,846     2,558,624     0.97
--------------------------------------------------------------------------------



                                                 Number       Market    Percent
                                                   of         Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS CONTINUED

ELECTRIC PRODUCTS -
MISCELLANEOUS
Samsung Electronics Co., Ltd.                     7,610    $4,288,146     1.63%
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS -
MISCELLANEOUS
Fanuc Ltd.                                       34,814     2,815,297     1.07
Murata Manufacturing
   Company Ltd.                                  72,000     4,014,799     1.53
Nippon Electric
   Glass Co., Ltd.                              293,000     5,278,233     2.01
--------------------------------------------------------------------------------
                                                           12,108,329     4.61
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS -
SEMICONDUCTORS
Arm Holdings PLC                              1,862,923     3,860,841     1.47
--------------------------------------------------------------------------------

ELECTRONIC
MEASURING INSTRUMENTS
Keyence Corporation                              10,300     2,589,517     0.99
--------------------------------------------------------------------------------

FINANCE - CREDIT CARD
Credit Saison Co., Ltd.                          96,900     4,250,898     1.62
--------------------------------------------------------------------------------

HOTELS & MOTELS
InterContinental Hotels
   Group PLC                                    409,978     5,184,762     1.98
Shangri-La Asia Ltd.                          2,681,003     4,337,382     1.65
--------------------------------------------------------------------------------
                                                            9,522,144     3.63
--------------------------------------------------------------------------------

MEDICAL - DRUGS
Chugai Pharmaceutical
   Co., Ltd.                                    261,100     4,979,576     1.90
CSL Ltd.                                         84,863     2,485,115     0.95
Roche Holding AG                                 85,182    11,830,925     4.50
Sanofi-Aventis S.A.                              79,089     6,534,898     2.49
--------------------------------------------------------------------------------
                                                           25,830,514     9.84
--------------------------------------------------------------------------------

MONEY CENTER BANKS
Erste Bank der oesterreichischen
   Sparkassen AG                                 78,896     4,219,539     1.61
Sumitomo Mitsui Financial
   Group, Inc.                                      464     4,373,502     1.66
UBS AG                                           92,086     7,824,696     2.98
--------------------------------------------------------------------------------
                                                           16,417,737     6.25
--------------------------------------------------------------------------------

MORTGAGE BANKS
Hypo Real Estate Holding AG                     103,512     5,232,509     1.99
--------------------------------------------------------------------------------

MUSIC
EMI Group PLC                                   533,353     2,281,264     0.87
--------------------------------------------------------------------------------

OIL - FIELD SERVICES
Stolt Offshore S.A.*                            199,265     2,303,932     0.88
--------------------------------------------------------------------------------

* Non-income producing.

See notes to financial statements.

MARSICO INTERNATIONAL OPPORTUNITIES FUND

                                                 Number      Market     Percent
                                                  of          Value      of Net
                                                 Shares    in Dollars    Assets
   COMMON STOCKS CONTINUED

OIL & GAS DRILLING
Precision Drilling Corporation*                  78,365    $3,856,569    1.47%
--------------------------------------------------------------------------------

OIL COMPANIES -
EXPLORATION & PRODUCTION
CNOOC Ltd. ADR                                   36,464     2,632,336     1.00
Talisman Energy, Inc.                            93,468     4,573,299     1.74
--------------------------------------------------------------------------------
                                                            7,205,635     2.74
--------------------------------------------------------------------------------

OIL COMPANIES - INTEGRATED
Petroleo Brasilerio SA ADR                       64,111     4,583,295     1.75
--------------------------------------------------------------------------------

PETROCHEMICALS
Reliance Industries, Ltd.
   GDR 144A                                     112,727     4,060,427     1.55
--------------------------------------------------------------------------------

REAL ESTATE
OPERATING/DEVELOPMENT
Capitaland Ltd.                               2,717,000     5,042,038     1.92
Hang Lung Properties Ltd.                     1,499,518     2,377,625     0.91
LeoPalace 21 Corporation                        181,786     4,387,717     1.67
Sumitomo Realty &
   Development Co., Ltd.                        362,000     5,363,672     2.04
--------------------------------------------------------------------------------
                                                           17,171,052     6.54
--------------------------------------------------------------------------------

RETAIL - CONSUMER ELECTRONICS
Yamada Denki Company Ltd.                        59,500     4,523,300     1.72
--------------------------------------------------------------------------------

RETAIL - DRUG STORES
Shoppers Drug Mart
   Corporation                                  147,958     5,231,031     1.99
--------------------------------------------------------------------------------

RETAIL - PUBS
Enterprise Inns PLC                             520,402     7,733,178     2.95
--------------------------------------------------------------------------------

RUBBER - TIRES
Continental AG                                   96,480     7,919,688     3.02
--------------------------------------------------------------------------------

SOAP & CLEANING PREPARATIONS
Reckitt Benckiser PLC                           177,267     5,399,696     2.06
--------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT
Ericsson (LM) Tel-SP ADR                        180,334     6,643,505     2.53
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL
Canadian National
   Railway Co.                                  114,776     8,147,948     3.10
--------------------------------------------------------------------------------

WATER
Veolia Environment                               76,618     3,233,045     1.23
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $212,397,044)                                       252,315,615    96.11
--------------------------------------------------------------------------------




                                                Number      Market      Percent
                                                  of         Value      of Net
                                                Shares    in Dollars    Assets
   PREFERRED STOCK

DRUG DELIVERY SYSTEMS
Fresenius AG                                     22,879    $3,173,167     1.21%
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(COST $2,362,446)                                           3,173,167     1.21
--------------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS

SSgA Prime Money
Market Fund, 3.61%                            9,901,561     9,901,561     3.77
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $9,901,561)                                           9,901,561     3.77
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $224,661,051)                                       265,390,343   101.09

Liabilities Less Cash
and Other Assets                                           (2,868,003)   (1.09)
--------------------------------------------------------------------------------

NET ASSETS                                               $262,522,340  100.00%
================================================================================

   SUMMARY OF INVESTMENTS BY COUNTRY

                                                                        Percent
                                                                          of
                                                             Market   Investment
Country                                                      Value    Securities
--------------------------------------------------------------------------------

Australia                                                   $2,485,115     0.9%
Austria                                                      4,219,539     1.6
Brazil                                                       6,006,968     2.3
Canada                                                      21,808,847     8.2
France                                                      25,758,789     9.7
Germany                                                     16,325,364     6.1
Hong Kong                                                    9,347,343     3.5
India                                                        6,811,384     2.6
Ireland                                                      3,731,474     1.4
Japan                                                       51,396,455    19.4
Mexico                                                      17,595,156     6.6
Norway                                                       2,303,932     0.9
Singapore                                                    5,042,038     1.9
South Korea                                                 11,285,525     4.3
Sweden                                                       6,643,505     2.5
Switzerland                                                 26,108,855     9.8
United Kingdom                                              33,733,867    12.7
United States(1)                                            14,786,187     5.6
--------------------------------------------------------------------------------
TOTAL                                                     $265,390,343   100.0%
--------------------------------------------------------------------------------


  * Non-income producing.

(1) Includes short-term securities.

    See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005


(Amounts in thousands)
   ASSETS

   Investments, at value (cost $224,661)           $265,390
   Receivable for investments sold                      855
   Receivable for capital stock sold                    402
   Interest and dividends receivable                    492
   Prepaid expenses and other assets                    117
                                             --------------
   TOTAL ASSETS                                     267,256
                                             --------------

   LIABILITIES

   Payable for investments purchased                  3,800
   Payable for capital stock redeemed                   401
   Accrued investment advisory fee                      179
   Accrued distribution fee                             164
   Accrued trustees' fees                                92
   Accrued expenses and other liabilities                98
   TOTAL LIABILITIES                                  4,734
                                             --------------
NET ASSETS                                         $262,522
                                             ==============

   NET ASSETS CONSIST OF

   Paid-in-capital                                 $223,778
   Accumulated net investment income                  1,824
   Accumulated net realized loss on investments
     and foreign currency transactions               (3,847)
   Net unrealized appreciation on investments        40,767
                                             --------------
NET ASSETS                                         $262,522
                                             ==============

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                     20,187

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                     $13.00

                                             ==============




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005


(Amounts in thousands)
   INVESTMENT INCOME

   Interest                                            $197
   Dividends (net of $286 of non-reclaimable
     foreign withholding taxes)                       5,007
                                             --------------
   TOTAL INVESTMENT INCOME                            5,204
                                             --------------

   EXPENSES

   Investment advisory fees                           1,587
   Distribution fees                                    467
   Custody and fund accounting fees                     263
   Transfer agent fees and expenses                     201
   Fund administration fees                             135
   Federal and state registration fees                   43
   Printing and postage expenses                         33
   Trustees' fees and expenses                           26
   Professional fees                                     21
   Miscellaneous                                         10
                                             --------------
   TOTAL EXPENSES                                     2,786
   Recovery of previously waived expenses               203
   Less expenses paid indirectly                         (1)
                                             --------------
   NET EXPENSES                                       2,988
                                             --------------

NET INVESTMENT INCOME                                 2,216
                                             --------------

   REALIZED AND UNREALIZED GAIN

   Net realized gain on investments                   4,461
   Net realized loss on foreign
     currency transactions                           (1,206
   Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                           30,413
                                             --------------
   Net Gain on Investments                           33,668
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $35,884
                                             ==============



  * Not in thousands.
    See notes to financial statements.

MARSICO INTERNATIONAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  Year                               Year
                                                                                  Ended                             Ended
(Amounts in thousands)                                                           9/30/05                            9/30/04
   OPERATIONS

   Net investment income                                                         $2,216                                $51
   Net realized gain (loss) on investments                                        4,461                               (513)
   Net realized gain (loss) on foreign currency transactions                     (1,206)                               334
   Change in unrealized appreciation/depreciation on investments
     and foreign currency translations                                           30,413                              5,295
                                                                       ---------------------------------------------------

   Net increase in net assets resulting from operations                          35,884                              5,167

   CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                                 165,245                             90,174
   Redemption fees                                                                   11                                 24
   Redemption of shares                                                         (44,780)                           (17,612)
                                                                       ---------------------------------------------------

increase from capital share transactions                                        120,476                             72,586
                                                                       ---------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    156,360                             77,753

   NET ASSETS

Beginning of period                                                             106,162                             28,409
                                                                       ---------------------------------------------------

END OF PERIOD                                                                  $262,522                           $106,162
                                                                       ===================================================

Accumulated net investment income (loss)                                          1,824                               (258)

   TRANSACTIONS IN SHARES

Shares sold                                                                      14,012                              8,443
Shares redeemed                                                                  (3,810)                            (1,686)
                                                                       ---------------------------------------------------

NET INCREASE                                                                     10,202                              6,757
                                                                       ===================================================


    See notes to financial statements.

FINANCIAL HIGHLIGHTS


                                                                    Year          Year         Year         Year         Year
For a Fund Share Outstanding                                       Ended         Ended         Ended        Ended        Ended
Throughout the Period.                                            9/30/05       9/30/04       9/30/03      9/30/02      9/30/01

NET ASSET VALUE, BEGINNING OF PERIOD                               $10.63        $8.80        $7.00        $6.78       $10.36

   INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss)                                      0.12         0.04         0.02        (0.02)          --
   Net realized and unrealized gains
     (losses) on investments                                         2.25         1.79         1.78         0.19        (3.27)
                                                          -------------------------------------------------------------------
   Total from investment operations                                  2.37         1.83         1.80         0.17        (3.27)
                                                          -------------------------------------------------------------------

   DISTRIBUTIONS & OTHER

   Net investment income                                               --           --            --       (0.01)       (0.04)
   Net realized gains                                                  --           --            --          --        (0.27)
   Redemption fees [See Note 2(i)]                                     --(1)        --(1)         --(1)     0.05           --
   Payment by affiliate                                                --           --            --        0.01           --
                                                          -------------------------------------------------------------------
   Total distributions & other                                         --           --            --        0.05        (0.31)

NET ASSET VALUE, END OF PERIOD                                     $13.00       $10.63        $8.80        $7.00        $6.78
                                                          -------------------------------------------------------------------

TOTAL RETURN                                                       22.30%       20.80%       25.71%        3.37%     (32.32)%

   SUPPLEMENTAL DATA AND RATIOS

   Net assets, end of period (000s)                              $262,522     $106,162      $28,409      $20,632      $17,609

   Ratio of expenses to average net assets,
     less waivers and before expenses paid indirectly,
     plus reimbursements of previously waived expenses              1.60%        1.60%     1.68%(3)        1.60%        1.60%

   Ratio of net investment income (loss) to average net assets, net of waivers, expenses paid indirectly, and
     reimbursements of previously waived expenses                   1.19%        0.07%        0.18%      (0.25)%        0.05%

   Ratio of expenses to average net assets,
     before waivers, expenses paid indirectly and
     reimbursements of previously waived expenses                   1.49%        1.68%        2.31%        2.07%        2.60%

   Ratio of net investment income (loss) to average net assets, before waivers, expenses paid indirectly and
     reimbursements of previously waived expenses                   1.30%      (0.00)%      (0.45)%      (0.73)%      (0.94)%


   Portfolio turnover rate(2)                                        156%         105%         211%         192%         534%





(1) Less than $0.01.
(2) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(3) See Note 3 for information regarding the voluntary fee waiver.
    See notes to financial statements.

MARSICO FUNDS

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2005


 1.ORGANIZATION
   The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth Fund, the 21st Century Fund and the International Opportunities Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund and the International Opportunities Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000. Affiliates of the Adviser hold approximately 7% of the 21st Century Fund and 9% of the International Opportunities Fund.


2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year information has been reformatted to conform to the current year presentation.

   (a) Investment Valuation--A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds' Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds' portfolios in certain circumstances where there is a significant change in the value of related U.S.-traded securities, as represented by the S&P 500(R) Index.

   (b) Expenses--The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Waiver of Expenses and Expenses Paid Indirectly in the Statement of Operations.

       Brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $1,034,961 and $311,115 for the Focus Fund and Growth Fund, respectively, for the year ended September 30, 2005. Also, the Funds received credits on certain custody account balances which reduced certain transfer agent fees and expenses in the amount of $10,524, $5,611, $1,101 and $594 for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively, for the year ended September 30, 2005. Brokerage commission credits and custody account earnings credits are included in Expenses Paid Indirectly on the Statements of Operations.

   (c) Federal Income Taxes--Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

   (d) Distributions to Shareholders--Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, deferred trustees compensation, net operating losses and post-October capital losses. Accordingly, at September 30, 2005, reclassifications (in thousands) were recorded to increase (decrease) paid-in-capital by $(7,803), $(2,712), $(225) and $12, increase
       (decrease) net investment income by $6,990, $2,415, $1,009 and $(134) and increase (decrease) accumulated net realized gain (loss) on investments and foreign currency transactions by $813, $297, $(784) and $122 for the Focus, Growth, 21st Century and International Opportunities Funds, respectively.

   (e) Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at 4:00 p.m. ET. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

       Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

   (f) Forward Currency Contracts and Futures Contracts--The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

       Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

       Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

       Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

       The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

MARSICO FUNDS

   (g) Options Contracts--The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

       The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counter-party not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

       When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

   Transactions in call options written for the year ended September 30, 2005 were as follows:

                                Number of
   FOCUS FUND                   Contracts       Premiums

   Options outstanding
      at 9/30/04                        --     $        --
   Options written                   7,753       1,545,094
   Options closed                     (257)        (54,925)
   Options exercised                (3,768)       (782,825)
   Options expired                  (3,728)       (707,344)
--------------------------------------------------------------
   Options outstanding
      at 9/30/05                        --     $        --
==============================================================

                                Number of
   GROWTH FUND                  Contracts       Premiums

   Options outstanding
      at 9/30/04                        --     $        --
   Options written                     252          42,166
   Options closed                       --              --
   Options exercised                  (252)        (42,166)
   Options expired                      --              --
--------------------------------------------------------------
   Options outstanding
      at 9/30/05                        --     $        --
==============================================================

   (h) Trustees' Compensation--Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the "Deferred Fee Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The Trustees are deemed to be notionally invested in the Funds until distribution in accordance with the Deferred Fee Plan. Included in the Trustees' Fees and Expenses on the Statement of Operations is the unrealized appreciation of $115,840, $54,302, $31,531 and $27,377 related to the mark-to-market of the shares of the Deferred Fee Plan for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively.

   (i) Redemption Fee--For shares purchased on or after January 30, 2004, a 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 30 days or less from their purchase date. Prior to January 30, 2004, a 2.00% redemption fee was imposed on redemptions or exchanges of shares of the International Opportunities Fund held three months or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended September 30, 2005, the Focus Fund, Growth Fund, 21st Century Fund and International Opportunites Fund received $28,928, $84,502, $35,265 and $10,750, respectively, in redemption fees.

   (j) Other--Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

   (k) Indemnifications--In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

 3.INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS
   WITH AFFILIATES
   The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth, 21st Century and International Opportunities Funds. Effective November 11, 2004, the Adviser reduced its investment advisory fee ("management fee") for managing the Focus Fund and Growth Fund for assets that exceed certain thresholds. The current management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average daily net assets and 1.50% of the Growth and 21st Century Funds' average daily net assets until December 31, 2005. This fee waiver is voluntary and may be terminated at any time. The voluntary waiver of expenses for the year ended September 30, 2003 excludes as an extraordinary item the unrealized appreciation of $30,090 and $17,937, respectively, for the 21st Century Fund and International Opportunities Fund related to the mark-to-market of the shares of the Deferred Fee Plan. As a result, the unrealized appreciation is retained by the Funds in accordance with the Deferred Fee Plan. For periods subsequent to September 30, 2003, unrealized appreciation/depreciation of Fund shares in the Deferred Fee Plan will be subject to the Funds' expense reimbursement agreement with the Adviser.

   The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. For the year ended September 30, 2005, the Adviser recovered previously waived fees of $98,548 and $203,223, respectively, in the 21st Century Fund and International Opportunities Fund.

   As of September 30, 2005, the reimbursement that may potentially be made by the International Opportunities Fund to the Adviser is $101,347, which expires between 2006 and 2007.

   Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2005, none of the Funds paid brokerage commissions to Banc of America Securities.

 4.SERVICE AND DISTRIBUTION PLAN

   The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

MARSICO FUNDS

 5.INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2005, were as follows:


                                                                                             21st            International
                                                   Focus                Growth              Century          Opportunities
   (Amounts in thousands)                          Fund                  Fund                Fund                Fund
--------------------------------------------------------------------------------------------------------------------------------

Purchases                                       $3,024,114           $1,713,056            $693,691            $401,134
Sales                                           $2,689,019           $1,204,068            $576,255            $278,528


   There were no purchases or sales of U.S. government securities.


------------------------------------------------------------------------------------------------------------------------------------


 6.FEDERAL INCOME TAX INFORMATION

   At September 30, 2005, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
                                                                                             21st            International
                                                   Focus                Growth              Century          Opportunities
   (Amounts in thousands)                          Fund                  Fund                Fund                Fund
--------------------------------------------------------------------------------------------------------------------------------

   Cost of investments                          $2,776,966           $1,710,168            $326,139            $226,990
                                             -----------------------------------------------------------------------------------
   Gross unrealized appreciation                 1,037,772              497,007              63,170              43,477
   Gross unrealized depreciation                   (77,800)             (32,614)             (8,615)             (5,077)
                                             -----------------------------------------------------------------------------------
   Net unrealized appreciation on investments     $959,972             $464,393             $54,555             $38,400


   The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency transactions.

   The Focus, Growth, and International Opportunities Funds had realized currency losses (in thousands) from transactions between November 1, 2004 and September 30, 2005 of $76, $15, and $125, respectively. Post-October currency losses and capital losses are treated as arising in the Funds' next fiscal year.

   At September 30, 2005, the Focus, Growth, 21st Century and International Opportunities Funds had accumulated capital loss carryforwards (in thousands) of $173,667, $118,864, $36,559 and $1,519, with $0, $0, $8,036 and $0 expiring in 2009, $86,197, $40,272, $28,523 and $1,441 expiring in 2010 and
   $87,470, $78,593, $0 and $78 expiring in 2011, respectively. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

   The Focus, Growth, 21st Century and International Opportunities Funds utilized (in thousands) $119,576, $14,183, $14,115 and $4,326, respectively, of its capital loss carryforwards during the year ended September 30, 2005.

--------------------------------------------------------------------------------

   As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                                                                             21st            International
                                                   Focus                Growth              Century          Opportunities
   (Amounts in thousands)                          Fund                  Fund                Fund                Fund
--------------------------------------------------------------------------------------------------------------------------------

   Undistributed ordinary income (deficit)           $(577)                $(272)              $(94)             $1,862
   Undistributed long-term capital gains                --                    --                 --                  --
--------------------------------------------------------------------------------------------------------------------------------
   Tax accumulated earnings (deficit)                 (577)                 (272)               (94)              1,862
--------------------------------------------------------------------------------------------------------------------------------
   Accumulated capital and other losses           (173,667)             (118,864)           (36,559)             (1,519)
   Unrealized appreciation on investments          959,972               464,393             54,555              38,400
   TOTAL ACCUMULATED EARNINGS (DEFICIT)           $785,728              $345,257            $17,902             $38,743
--------------------------------------------------------------------------------------------------------------------------------

Undistributed ordinary income (deficit) consists primarily of post-October currency losses and deferred Trustees' compensation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Trust") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.






/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Denver, Colorado
November 4, 2005

MARSICO FUNDS

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

As a shareholder of the Marsico Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 to September 30, 2005 (the "period").

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

--------------------------------------------------------------------------------

EXPENSES PAID DURING THE PERIOD

                                                                                     FOCUS FUND
                                                          ---------------------------------------------------------------------
                                                               Beginning               Ending          Expenses paid during
                                                             account value         account value         the period ended
                                                              April 1, 2005      September 30, 2005    September 30, 2005(1)
                                                          ---------------------------------------------------------------------

Actual Example                                                  $1,000.00             $1,097.50                $6.32

Hypothetical Example, assuming a 5% return before expenses      $1,000.00             $1,018.97                $6.08



                                                                                     GROWTH FUND
                                                          ---------------------------------------------------------------------
                                                               Beginning               Ending          Expenses paid during
                                                             account value         account value         the period ended
                                                              April 1, 2005      September 30, 2005    September 30, 2005(1)
                                                          ---------------------------------------------------------------------

Actual Example                                                  $1,000.00             $1,070.40                $6.43

Hypothetical Example, assuming a 5% return before expenses      $1,000.00             $1,018.79                $6.27




EXPENSES PAID DURING THE PERIOD (continued)                                       21st CENTURY FUND
                                                          ---------------------------------------------------------------------
                                                               Beginning               Ending          Expenses paid during
                                                             account value         account value         the period ended
                                                              April 1, 2005      September 30, 2005    September 30, 2005(1)
                                                          ---------------------------------------------------------------------

Actual Example                                                  $1,000.00             $1,078.60                $7.18

Hypothetical Example, assuming a 5% return before expenses      $1,000.00             $1,018.09                $6.97



                                                                          INTERNATIONAL OPPORTUNITIES FUND
                                                          ---------------------------------------------------------------------
                                                               Beginning               Ending          Expenses paid during
                                                             account value         account value         the period ended
                                                              April 1, 2005      September 30, 2005    September 30, 2005(1)
                                                          ---------------------------------------------------------------------

Actual Example                                                  $1,000.00             $1,114.90                $8.36

Hypothetical Example, assuming a 5% return before expenses      $1,000.00              $1,017.09               $7.97

--------------------------------------------------------------------------------



OTHER INFORMATION (UNAUDITED)

PROXY VOTING GUIDELINES

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Funds' proxy votes for the year ended June 30, 2005 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission's website at www.sec.gov.


QUARTERLY FILING OF PORTOLIO HOLDINGS

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (i) on the SEC's website at www.sec.gov; (ii) at the SEC's Public Reference Room and (iii) by calling 800-SEC-0330.

OTHER TAX INFORMATION

The International Opportunities Fund intends to treat any distribution from net investment income as qualified dividend income to the maximum extent allowable.


(1) Expenses are equal to the Funds' annualized expense ratios (1.20% for the Focus Fund, 1.24% for the Growth Fund, 1.38% for the 21st Century Fund and 1.58% for the International Opportunities Fund), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).



MARSICO FUNDS

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES


                                         Term of Office(1)                                 Number of Portfolios
                       Position(s) Held    and Length of    Principal Occupation(s)           in Fund Complex    Other Directorships
Name, Address and Age   with the Trust      Time Served     During Past 5 Years             Overseen by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Walter A. Koelbel, Jr.      Trustee     Since December 1997 President, and other positions,            4                   None
5291 Yale Avenue                                            Koelbel and Company (real estate
Denver, CO  80222                                           development company)
DOB: 1952                                                   (December 1976 - present).

Michael D. Rierson          Trustee     Since November 1998 Vice President and Vice Chancellor         4                   None
University of Houston                                       for University Advancement at the
204 East Cullen Building                                    University of Houston and UH
Houston, TX 77204-2021                                      System, respectively.
DOB: 1952                                                   (October 2005 - present);
                                                            President and Vice
                                                            President
                                                            University of
                                                            South Florida
                                                            Foundation and
                                                            University of
                                                            South Florida (May
                                                            2001 - September
                                                            2005); Vice
                                                            President,
                                                            University
                                                            Advancement at
                                                            University of
                                                            Miami (September
                                                            1998 - March
                                                            2001).

Joseph T. Willett           Trustee     Since November 2002 Private Investor                           4                   None
1200 17th Street                                            (2002 - present)
Suite 1600                                                  Chief Operating Officer, Merrill Lynch
Denver, CO  80202                                           Europe (1998 - 2002)
DOB: 1951


(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

    The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES AND OFFICERS


                                         Term of Office(1)                                  Number of Portfolios
                       Position(s) Held    and Length of      Principal Occupation(s)         in Fund Complex    Other Directorships
Name, Address and Age   with the Trust      Time Served       During Past 5 Years           Overseen by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Thomas F. Marsico(2)(3)Trustee, President Since December 1997 Chief Executive Officer, Marsico         4                   None
1200 17th Street          and Chief                           Capital Management, LLC
Suite 1600             Executive Officer                      (September 1997 - present).
Denver, CO  80202
DOB: 1955

J. Jeffrey Riggs(2)         Trustee     Since December 1997   President, Essex Financial Group,        4                   None
8400 East Prentice Avenue                                     Inc. (commercial mortgage bank)
Suite 910                                                     (more than five years); Principal,
Englewood, CO  80111                                          Baron Properties, LLC (January
DOB: 1953                                                     1997 - present).

Christopher J. Marsico(3)Vice President Since September 2002  President, Marsico Capital               N/A                  N/A
1200 17th Street         and Treasurer                        Management, LLC (June 2002 -
Suite 1600                                                    present); Chief Operations Officer,
Denver, CO  80202                                             Marsico Capital Management, LLC
DOB: 1961                                                     (September 1997 - June 2002).

Mary L. Watson          Vice President Since September 2002   Chief Operations Officer, Marsico        N/A                  N/A
1200 17th Street         and Secretary                        Capital Management, LLC
Suite 1600                                                    (June 2002 - present); Vice President
Denver, CO  80202                                             of Client Services, Marsico Capital
DOB: 1959                                                     Management, LLC (September 1997 -
                                                              June 2002).

David C. Price, CPA         Chief        Since August 2004    Director of Compliance,                  N/A                  N/A
1200 17th Street          Compliance                          Marsico Capital Management, LLC
Suite 1600                  Officer                           (August 2004 - present); Senior
Denver, CO  80202                                             Compliance Officer, INVESCO
DOB: 1969                                                     Institutional, N.A. (October 2003 -
                                                              July 2004);
                                                              Assistant Vice
                                                              President-
                                                              Compliance, Berger
                                                              Financial Group
                                                              LLC and The Berger
                                                              Funds (March 2001
                                                              - May 2003);
                                                              Manager-Compliance,
                                                              Berger Financial
                                                              Group LLC (October
                                                              1998 - March
                                                              2001).
Sander M. Bieber          Assistant     Since December 1997   Partner, Dechert (law firm)
1775 I Street, N.W.        Secretary                          (more than five years).                 N/A                  N/A
Washington, D.C.  20005
DOB: 1950


(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. T. Marsico is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Marsico Capital Management, LLC. The Trust treats Mr. Riggs as an Interested Trustee due to a business relationship with Mr. T. Marsico whereby Mr. T. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.

(3) Mr. T. Marsico and Mr. C. Marsico are brothers.

    The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

NOTES

NOTES

NOTES

                                     [LOGO]
                                 MARSICO FUNDS

                          HELPING YOU APPRECIATE LIFE


                          The Marsico Investment Fund

                   UMB Distribution Serives, LLC, Distributor

                    P.O. Box 3210, Milwaukee, WI 53201-3210

                        www.marsicofunds.com 888.860.8686

                    (C)2005 MARSICO CAPITAL MANAGEMENT, LLC

 Not authorized for distribution unless preceded or accompanied by an effective
                           Marsico Funds prospectus.

  The ticker symbols on page one are fictitious and do not refer to existing securities.

Item 2 - Code of Ethics.


(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.
(f) See attached Exhibit (a).

Item 3 - Audit Committee Financial Expert.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is "independent" under the applicable rules.

Item 4 - Principal Accountant Fees and Services.

            In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a) Audit Fees.

         2005            2004
       $101,000        $95,215

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.


     2005       2004
      $0         $0


 (c) Tax Fees.

In each of the fiscal years ended September 30, 2005 and September 30, 2004 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.


         2005             2004
       $14,500          $13,500

All of these fees were approved by the Trust's Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.


(d) All Other Fees.

In each of the fiscal years ended September 30, 2005 and September 30, 2004 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

     2005       2004
      $0         $0

(e) (1) Audit Committee Pre-Approval Policies and Procedures:


Pursuant to the Trust's Audit Committee Charter and Policies and Procedures (collectively, the "Procedures"), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any "Service Affiliates") if the engagement directly relates to the Trust's operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the "Designated Member") to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.




(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust's Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) According to PwC for the fiscal year ended September 30, 2005, the percentage of hours spent on the audit the Marsico Funds' financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC                                               2005
Work performed by persons who are not full-time    0%

(g) In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.


       2005        2004
     $32,000     $27,500



(h) All non-audit services of the specified type (services that were provided by PwC to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust) were pre-approved.


Item 5 - Audit Committee of Listed Registrants.

            Not applicable.

Item 6 - Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10 - Submission of matters to a vote of Security Holders.

            Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits.

(a)(1) Code of Ethics - Filed as an attachment to this filing (Exhibit (a)).

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (b) and (c)).

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

            Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing (Exhibits (d) and (e)).



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:      /s/ Thomas F. Marsico
         Thomas F. Marsico
         President

Date:    December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas F. Marsico
         Thomas F. Marsico
         President

Date:    December 2, 2005

By:      /s/ Christopher J. Marsico
         Christopher J. Marsico
         Vice President and Treasurer

Date: December 2, 2005